                                                                    EXHIBIT 10.2


                    [FINOVA CAPITAL CORPORATION LETTERHEAD]

November 8, 2000

Mr. Daniel Zittnan
Chief Financial Officer
Security Associates International, Inc.
2101 Arlington Heights Road
Arlington Heights, IL 60005

RE: SECOND AMENDED AND RESTATED LOAN AGREEMENT BETWEEN FINOVA CAPITAL
    CORPORATION AND SECURITY ASSOCIATES INTERNATIONAL, INC.

Dear Dan:

Reference is made to that certain Second Amended and Restated Loan Agreement dated September 30, 1999, as amended (the "Loan Agreement"). Capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement.

Borrower has requested FINOVA waive Borrower's covenant violation of Section
7.22 of the Loan Agreement. Borrower was required, for the period ended September 30, 2000, to maintain a minimum Senior Interest Coverage Ratio of 1.25x. Borrower is in violation of this covenant.

Borrower has requested that Section 7.22 of the Loan Agreement, for the period ended December 31, 2000, be reset as follows:

                 Existing Minimum Senior     Amended Senior Interest
Year ended       Interest Coverage Ratio         Coverage Ratio
----------       -----------------------     -----------------------
12/31/2000               1.75x                       1.35x

FINOVA hereby agrees to the foregoing requests of Borrower. In consideration of this request, Borrower agrees to pay Lender a non-refundable waiver/reset fee of $2,500.00. Borrower acknowledges and agrees that the foregoing agreement shall not be deemed to amend or modify any provision of the Loan Agreement or to establish a custom or course of dealing among Borrower and FINOVA. Except as specifically set forth herein, FINOVA expressly reserves all of its rights and remedies under the Loan Agreement.

Very truly yours,

FINOVA Capital Corporation


/s/ JILL E. JOHNSTON
---------------------------
Jill E. Johnston
Vice President
Underwriting Manager
312.322.3535